UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 18, 2026
Date of report (Date of earliest event reported)
______________________
ENCORE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Camino de la Reina, Suite 100
San Diego, California 92108
(Address of principal executive offices)(Zip Code)
(877) 345-3002
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ECPG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 18, 2026, Ms. Wendy Hannam notified Encore Capital Group, Inc. (the “Company”) that she will not stand for re-election as a director at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Ms. Hannam will continue to serve as a director of the Company until the Annual Meeting. Ms. Hannam’s decision not to stand for re-election was not the result of any disagreement with the Company.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 18, 2026, the Board of Directors (the “Board”) of Company, acting upon the recommendation of the Nominating and Corporate Governance Committee of the Board, approved and adopted amended and restated bylaws (the “Amended and Restated Bylaws”), which became effective the same day. Among other things, the amendments effected by the Amended and Restated Bylaws:
•enhance disclosure in connection with disregarding any nomination and any related proxies or votes in instances where a nomination was previously included in the Company’s proxy statement and related materials and/or the Company has received votes related to the election of such nomination, but the stockholder who proposed such nomination does not comply with Rule 14a-19(a)(2) or Rule 14a-19(a)(3) of the Exchange Act;
•enhance disclosure requirements in connection with stockholder nominations of directors and notices of business to be brought before an Annual Meeting, including information on such proposing stockholder’s beneficial security ownership, including ownership of derivative securities and proportionate interests, certain timing of such nominations and notices, the Board’s option to request additional information from a proposing stockholder, nominating person or requesting person as may be reasonably required and as must be updated or supplemented to be true and correct as of the record date for a related vote of stockholders, and restrictions on amending prior notices to change or add a nominee or proposal of business to be conducted a meeting; and
•clarify that, prior to a stockholder meeting, the Board may determine that an item of business was not properly brought before a stockholder meeting in accordance with Section 3.15 of the Amended and Restated Bylaws and declare that such business shall not be transacted at such meeting.
The Amended and Restated Bylaws also include certain technical, modernizing and clarifying changes, including related to stockholder lists, remote attendance at meetings, quorums, and board vacancies. The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws attached hereto as Exhibit 3.1 (clean version) and Exhibit 3.2 (marked version), which are incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws, as amended March 18, 2026 (clean version)
3.2	Amended and Restated Bylaws (marked version)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date:	March 20, 2026	/s/ Andrew Asch
Andrew Asch
Senior Vice President, General Counsel, Government Affairs and Secretary